Exhibit 99.1

Statement Under Oath Of Principal Executive Officer
Regarding Facts And Circumstances Relating To Exchange Act
Filings

                                                       OMB Number:  3235-0569


I, Clarence L. Werner, Chairman and Chief Executive Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Werner Enterprises, Inc., and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee of the Board of Directors.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     . Werner Enterprises, Inc. Annual Report on Form 10-K for the year ended December 31, 2001 filed on March 22, 2002 with the Commission;

     . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Werner Enterprises, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     . any amendments to any of the foregoing.


/s/ Clarence L. Werner
----------------------
Signature                                    Subscribed and sworn to
                                             before me this 23rd day of
Clarence L. Werner                           July 2002.
Chairman and Chief Executive Officer
Werner Enterprises, Inc.                     /s/ Pamela J. Filmer
                                             ------------------------
                                             Notary Public


    7/23/02                                  My Commission Expires:
----------------------                            5/25/06
Date                                         ------------------------